I JUST Exhibit 99.1

New York Tutor Company

(A Development Stage Company)

Financial Statements

For the Periods Ended April 30, 2012 and 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

New York Tutor Company

(A Development Stage Company)

We have audited the accompanying balance sheets of New York Tutor Company (A Development Stage Company) as of April 30, 2012 and 2011, and the related statements of operations, stockholders’ deficit and cash flows for the period from April 6, 2011 (inception) through April 30, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New York Tutor Company (A Development Stage Company) as of April 30, 2012 and 2011, and the related statements of operations, stockholders’ deficit and cash flows for the period from April 6, 2011 (inception) through April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not yet established an ongoing source of revenue sufficient to cover its operating costs which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Farmington, UT

July 18, 2012

NEW YORK TUTOR COMPANY

(A Development Stage Company)

Balance Sheets

(Expressed in US dollars)

	April 30, 2012 $	April 30, 2011 $

ASSETS

Cash	6,970	4,562

Total Assets	6,970	4,562

LIABILITIES

Current Liabilities

Accounts payable and accrued liabilities	38,606	120
Due to related parties	750	1,750
Notes payable	87,500	17,500

Total Liabilities	126,856	19,370

STOCKHOLDERS’ DEFICIT

Preferred Stock
Authorized: 10,000,000 preferred shares with a par value of $0.001 per share
Issued and outstanding: nil preferred shares	–	–

Common Stock
Authorized: 290,000,000 common shares with a par value of $0.001 per share
Issued and outstanding: 4,500,000 common shares	4,500	4,500

Additional paid-in capital	(2,750)	(4,500)

Accumulated deficit during the development stage	(121,636)	(14,808)

Total Stockholders’ Deficit	(119,886)	(14,808)

Total Liabilities and Stockholders’ Deficit	6,970	4,562

(The accompanying notes are an integral part of these financial statements)

NEW YORK TUTOR COMPANY

(A Development Stage Company)

Statements of Operations

(Expressed in US dollars)

	For the year ended April 30, 2012 $	For the Period from April 6, 2011 (Date of Inception) to April 30, 2011 $	Accumulated From April 6, 2011 (Date of Inception) to April 30, 2012 $

Revenues	–	–	–

Operating Expenses

Consulting fees	5,000	–	5,000
General and administrative	9,212	4,688	13,900
Management fees	12,000	–	12,000
Professional fees	72,000	10,000	82,000
Rent	3,620	–	3,620

Total Operating Expenses	101,832	14,688	116,520

Loss before other expense	(101,832)	(14,688)	(116,520)

Other expense

Interest expense	(4,996)	(120)	(5,116)

Net Loss	(106,828)	(14,808)	(121,636)
Net Loss per Share – Basic and Diluted	(0.02)	(0.00)
Weighted Average Shares Outstanding – Basic and Diluted	4,500,000	4,500,000

(The accompanying notes are an integral part of these financial statements)

NEW YORK TUTOR COMPANY

(A Development Stage Company)

Statements of Cashflows

(Expressed in US dollars)

	For the year ended April 30, 2012 $	For the Period from April 6, 2011 (Date of Inception) to April 30, 2011 $	Accumulated from April 6, 2011 (Date of Inception) to April 30, 2012 $

Operating Activities

Net loss for the period	(106,828)	(14,808)	(121,636)

Changes in operating assets and liabilities:

Accounts payable	33,490	–	33,490
Accrued liabilities	4,996	120	5,116

Net Cash Used In Operating Activities	(68,342)	(14,688)	(83,030)

Financing Activities

Proceeds from note payable	70,000	17,500	87,500
Amounts contributed by shareholder	1,750	–	1,750
Due to related parties	(1,000)	1,750	750

Net Cash Provided by Financing Activities	70,750	19,250	90,000

Increase in Cash	2,408	4,562	6,970

Cash – Beginning of Period	4,562	–	–

Cash – End of Period	6,970	4,562	6,970

Supplemental Disclosures

Interest paid	–	–	–
Income tax paid	–	–	–

(The accompanying notes are an integral part of these financial statements)

NEW YORK TUTOR COMPANY

(A Development Stage Company)

Statement of Stockholders’ Equity (Deficit)

From April 6, 2011 (Date of Inception) to April 30, 2012

	Common Stock		Additional
	Shares	Par Value	Paid-In Capital	Accumulated Deficit	Total
	#	$	$	$	$

Balance – April 6, 2011 (Date of Inception)	–	–	–	–	–

Issuance of founders’ shares	4,500,000	4,500	(4,500)	–	–

Net loss for the period	–	–	–	(14,808)	(14,808)

Balance – April 30, 2011	4,500,000	4,500	(4,500)	(14,808)	(14,808)

Amounts contributed by shareholder	–	–	1,750	–	1,750

Net loss for the year	–	–	–	(106,828)	(106,828)

Balance – April 30, 2012	4,500,000	4,500	(2,750)	(121,636)	(119,886)

(The accompanying notes are an integral part of these financial statements)

New York Tutor Company

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

1.

Nature of Operations and Continuance of Business

New York Tutor Company (the “Company”) was incorporated in the State of Nevada on April 6, 2011. The Company is a development stage company, as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915, Development Stage Entities.

Going Concern

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As of April 30, 2012, the Company has not recognized any revenue, and has a working capital deficit and an accumulated deficit of $121,636. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.

Summary of Significant Accounting Policies

a)

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in U.S. dollars.  The Company’s fiscal year end is April 30.

b)

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)

Cash and cash equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

d)

Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC 260, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at April 30, 2012 and 2011, the Company did not have any potentially dilutive shares.

New York Tutor Company

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

2.

Summary of Significant Accounting Policies (continued)

e)

Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures and ASC 825, Financial Instruments, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts payable and accrued liabilities, and amounts due to related parties.  Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

f)

Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As of April 30, 2012 and 2011, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

g)

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.

Notes Payable

a)

On April 6, 2011, the Company issued a $17,500 note to a non-related party. Under the terms of the note, the amount is unsecured, due interest at 10% per annum, and due on demand. As at April 30, 2012, the Company recorded accrued interest of $1,875 (2011 - $120), which has been recorded as accrued liabilities.

New York Tutor Company

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

3.

Notes Payable (continued)

b)

On July 5, 2011, the Company issued a $25,000 note to a non-related party. Under the terms of the note, the amount is unsecured, due interest at 10% per annum, and due on demand. As at April 30, 2012, the Company recorded accrued interest of $2,061 (2011 - $nil), which has been recorded as accrued liabilities.

c)

On October 24, 2011, the Company issued a $20,000 note to a non-related party. Under the terms of the note, the amount is unsecured, due interest at 10% per annum, and due on demand. As at April 30, 2012, the Company recorded accrued interest of $1,036 (2011 - $nil), which has been recorded as accrued liabilities.

d)

On April 10, 2012, the Company issued a $25,000 note to a non-related party. Under the terms of the note, the amount is unsecured, due interest at 10% per annum, and due on demand. As at April 30, 2012, the Company recorded accrued interest of $144 (2011 - $nil), which has been recorded as accrued liabilities.

4.

Common Shares

On April 6, 2011, the Company issued 4,500,000 common shares to the President and Director of the Company for founders’ shares.

5.

Related Party Transactions

During the year ended April 30, 2012, the Company incurred and paid $12,000 (2011 - $nil) of management fees to the President and Director of the Company. As of April 30, 2012, the Company owed $750 (2011 - $1,750) to its President and Director for general expenditures of $1,750 paid on behalf of the Company during 2011. Of this amount, $1,000 was repaid during the year ended April 30, 2012. The amount owing is unsecured, non-interest bearing, and due on demand.

6.

Income Taxes

The Company has $121,636 of net operating losses carried forward to offset taxable income in future years which expire commencing in fiscal 2031.  The income tax benefit differs from the amount computed by applying the US federal income tax rate of 34% to net loss before income taxes.  As at April 30, 2012, the Company had no uncertain tax positions.

	April 30, 2012 $	April 30, 2011 $

Net loss before taxes	(106,828)	(14,808)
Statutory rate	34%	34%

Computed expected tax recovery	36,321	5,035
Change in valuation allowance	(36,321)	(5,035)

Income tax provision	–	–

The significant components of deferred income tax assets and liabilities at April 30, 2012 and 2011 are as follows:

	April 30, 2012 $	April 30, 2011 $

Net operating loss carried forward	41,536	5,035

Valuation allowance	(41,536)	(5,035)

Net deferred income tax asset	–	–

7.

Subsequent Events

We have evaluated subsequent events through the date of issuance of the financial statements, and did not have any material recognizable subsequent events.